Exhibit 10.4

EXECUTION COPY

AMENDMENT NO. 1 dated as of March 6, 2009 (this “Amendment”), among INDALEX HOLDING CORP., a Delaware corporation (the “Parent Borrower”), INDALEX LIMITED, a Canadian corporation (the “Canadian Subsidiary Borrower”), the SUBSIDIARY PARTIES party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”) under the Canadian Security Agreement referred to below, to the CANADIAN SECURITY AGREEMENT dated as of February 2, 2006 (as amended, supplemented or otherwise modified prior to the effectiveness of this Amendment, the “Canadian Security Agreement”), among the Parent Borrower, the Canadian Subsidiary Borrower, the Subsidiary Parties party thereto and the Administrative Agent.  Capitalized terms used in this Amendment but not otherwise defined shall have the meanings assigned to such terms in the Canadian Security Agreement.

WHEREAS pursuant to the Credit Agreement, the Lenders and the Issuing Bank have agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein;

WHEREAS Holdings, the Borrowers, the Subsidiary Loan Parties, the Lenders and the Administrative Agent have entered into Amendment No. 2, Waiver and Agreement to the Credit Agreement, dated as of the date hereof (the “Waiver”), to effect certain waivers, amendments and agreements set forth therein;

WHEREAS the effectiveness of the Waiver is conditioned upon the amendment of certain provisions of the Canadian Security Agreement; and

WHEREAS the undersigned parties are willing to amend such provisions of the Canadian Security Agreement subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1.  Amendments to Section 1.02.  Section 1.02 of the Canadian Security Agreement is hereby amended as follows:

(a)  by deleting in its entirety each of the following defined terms in such Section:  “First Activation Period”, “First Activation Period Notice”, “Second Activation Period Notice”, “Termination Period” and “Termination Period Notice”; and

(b)  by inserting the following new defined term in the appropriate alphabetical order in such Section:

“Canadian Secured Obligations” means the Secured Obligations, provided, however, that, solely for purposes of Section 4.02, “Canadian

Secured Obligations” shall mean Canadian Secured Obligations (as such term is defined in the Credit Agreement).

SECTION 2.  Amendment to Section 3.06.  Section 3.06(c) of the Canadian Security Agreement is hereby amended by replacing the proviso to such Section with the following text:

provided that, on the Amendment No. 2 Effective Date, the Administrative Agent shall (i) send a notice to each bank where any Grantor maintains a Receivables Account (each, a “Receivables Account Bank”) that commences a period during which the applicable Receivables Account Bank shall cease complying with any instructions originated by the applicable Grantor and shall comply with instructions originated by the Administrative Agent directing dispositions of funds, without further consent of the applicable Grantor and (ii) apply (and allocate) the funds in each Receivables Account pursuant to Section 2.10(b) of the Credit Agreement.

SECTION 3.  Amendment to Section 4.02.  Section 4.02 of the Canadian Security Agreement is hereby amended by inserting the following new clause THIRD immediately after clause SECOND of such Section and renumbering the remaining clauses of such Section accordingly:

THIRD, to the payment in full of the U.S. Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the U.S. Secured Obligations owed to them on the date of any such distribution); and

SECTION 4.  Conditions to Effectiveness.  This Amendment shall become effective as of the date first written above when (a) the Administrative Agent (or its counsel) shall have received from the Parent Borrower, the Canadian Subsidiary Borrower and each Subsidiary Party either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment and (b) the Waiver shall have become effective in accordance with its terms.

SECTION 5.  Canadian Security Agreement.  Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, Holdings, the Parent Borrower or any other Loan Party under the Canadian Security Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Canadian Security Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle Holdings, the Parent Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change

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of, any of the terms, conditions, obligations, covenants or agreements contained in the Canadian Security Agreement or any other Loan Document in similar or different circumstances.  After the date hereof, any reference in the Loan Documents to the Canadian Security Agreement shall mean the Canadian Security Agreement as modified hereby.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6.  Applicable Law; Waiver of Jury Trial.  (a)  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

(b)  EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 6.09(b), 6.09(c), 6.09(d) AND 6.10 OF THE CANADIAN SECURITY AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 7.  Counterparts; Amendment.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.  This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Parent Borrower, the Canadian Subsidiary Borrower, each Subsidiary Party, the Administrative Agent and each Lender whose consent is required in connection with such amendment or waiver pursuant to Section 9.02(b) of the Credit Agreement and Section 6.02 of the Canadian Security Agreement.

SECTION 8.  Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

INDALEX HOLDING CORP.,

By
/s/ Patrick Lawlor
Name: Patrick Lawlor
Title: CFO

INDALEX LIMITED,

By
/s/ Patrick Lawlor
Name: Patrick Lawlor
Title: CFO

INDALEX HOLDINGS (B.C.) LTD.,

By
/s/ Patrick Lawlor
Name: Patrick Lawlor
Title: CFO

NOVAR INC.,

By
/s/ Patrick Lawlor
Name: Patrick Lawlor
Title: CFO

6326765 CANADA INC.,

By
/s/ Patrick Lawlor
Name: Patrick Lawlor
Title: CFO

[Amendment No. 1 Signature Pages]

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

By
/s/ Charles O. Freedgood
Name: Charles O. Freedgood
Title: Managing Director

[Amendment No. 1 Signature Pages]